FORM OF CONTRIBUTION AND EXCHANGE AGREEMENT

This CONTRIBUTION AND EXCHANGE AGREEMENT (this “Agreement”) dated as of [__], 2015, is entered into by and between Firsthand Technology Value Fund, Inc., a Maryland corporation (the “SVVC”), and Firsthand Venture Investors, a California general partnership (the “FVI”).

WHEREAS, SVVC desires to contribute all of its investment portfolio assets (the “Assets”) to FVI in exchange for units of FVI effective at [TIME [indicate time zone]] on [__], 2015 (the “Effective Time”).

WHEREAS, SVVC and FVI desire that, in exchange for the contribution of the Assets by SVVC to FVI, FVI (i) assumes all of the SVVC’s liabilities and obligations with respect to the Assets in existence as of the Effective Time (the “Liabilities”), and (ii) issues to SVVC such number of units in FVI (the “FVI Units”) having an aggregate net asset value equal to the aggregate net asset value of SVVC.

NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the SVVC and the FVI agree as follows:

Article I.
CONTRIBUTION AND EXCHANGE

1.1 Contribution of the Assets. SVVC hereby assigns, transfers, contributes and conveys to FVI, absolutely and unconditionally, all of its right, title and interest in and to, and all Liabilities with respect to, the Assets (including all of the rights, interests, liabilities and obligations if any, under the agreements pursuant to which SVVC acquired the Assets) presently existing or hereafter at any time arising or accruing (including all rights to receive distributions of money, profits and other assets from or relating thereto), with effect as of the Effective Time.

1.2 Assumption of Liabilities; Issuance of FVI Units. In exchange for the contribution of the Assets by the SVVC to FVI, FVI hereby (i) assumes from SVVC, absolutely and unconditionally, all of the Liabilities presently existing or hereafter at any time arising or accruing, and (ii) issues to SVVC the FVI Units having an aggregate net asset value equal to the aggregate net asset value of SVVC, with effect as of the Effective Time. FVI Units shall be duly authorized and validly issued, fully paid and non-assessable.

1.3 Statement of Assets and Liabilities. As soon as practicable following the Effective Time, SVVC and FVI shall cooperate to prepare a Statement of Assets and Liabilities reflecting the Assets and Liabilities of SVVC as of the Effective Time, subject to finalization following the annual audit of SVVC, to be attached as Exhibit A hereto (the “Statement of Assets and Liabilities”).

1.4 Further Assurances. Each of the parties hereto covenants and agrees, at its own expense, to execute and deliver, at the request of the other party hereto, such further instruments of transfer and assignment and assumption and to take such other action as such other party may reasonably request to more effectively consummate the transactions contemplated hereby.

1.5 Tax Treatment. The transfer and assignment of the Assets in exchange for the assumption of the Liabilities and the issuance of the FVI Units pursuant to this Agreement shall constitute an acquisition of shares in FVI pursuant to the Amended and Restated Agreement of General Partnership of FVI and is intended to be treated for federal income tax purposes as a contribution of property to a partnership in exchange for an interest in the partnership pursuant to Section 721 of the United States Internal Revenue Code of 1986, as amended (the “Code”). SVVC and FVI shall maintain such records and make such filings as required under the Code and the regulations promulgated thereunder by the United States Treasury Department consistent with such treatment unless otherwise required by law.

Article II.
REPRESENTATIONS AND WARRANTIES OF SVVC

As a material inducement to FVI to enter into this Agreement and to consummate the transactions contemplated hereby, SVVC makes each of the following representations and warranties:

2.1 Title to Assets. SVVC owns, beneficially and of record, free and clear of any claim, security interest, lien, pledge or encumbrance of any kind or nature whatsoever (each, an “Encumbrance”) (other than the Liabilities), and has good title to and full power and authority to rightfully convey free and clear of any Encumbrances (other than the Liabilities), its rights, title and interest in the Assets, and upon execution, delivery and performance of this Agreement by the parties, FVI shall acquire, as a contribution to its capital, good and valid title thereto, free and clear of any Encumbrance (other than the Liabilities).

2.2 Due Organization and Power. SVVC is a Maryland corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland, with full right, authority, power and capacity to (i) execute and deliver this Agreement and each other agreement, document and instrument to be executed and delivered by or on behalf of SVVC pursuant to this Agreement, (ii) perform the transactions contemplated hereby and thereby, and (iii) transfer, assign, convey and deliver the Assets to FVI pursuant to and in accordance with the terms of this Agreement. All action necessary for SVVC to execute and deliver this Agreement and each other agreement, document and instrument executed by or on behalf of SVVC pursuant to this Agreement, and to perform the transactions contemplated hereby and thereby, has been taken.

2.3 Valid and Binding. This Agreement and each other agreement, document and instrument executed and delivered by or on behalf of SVVC pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of SVVC, each enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

2.4 No Violation. The execution, delivery and performance of this Agreement and each other agreement, document and instrument to be executed and delivered by or on behalf of SVVC pursuant to the terms of this Agreement does not and will not (i) violate the Articles of Incorporation of SVVC, (ii) violate any foreign, federal, state, local or other laws applicable to SVVC or require SVVC to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect, or (iii) result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement or any other agreement, contract, instrument, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which SVVC is a party or by which the Assets are bound or affected.

Article III.
REPRESENTATIONS AND WARRANTIES OF FVI

As a material inducement to SVVC to enter into this Agreement and to consummate the transactions contemplated hereby, FVI hereby makes each of the following representations and warranties:

3.1 FVI Units. FVI Units are duly authorized and, upon issuance to SVVC, will be validly issued, fully paid and non-assessable.

3.2 Due Organization and Power. FVI is a California general partnership duly organized, validly existing and in good standing under the laws of the State of California, with full right, authority, power and capacity to (i) execute and deliver this Agreement and each other agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Agreement, (ii) perform the transactions contemplated hereby and thereby, and (iii) issue the FVI Units to SVVC pursuant to and in accordance with the terms of this Agreement and the FVI Amended and Restated Agreement of General Partnership. All action necessary for FVI to execute and deliver this Agreement and each other agreement, document and instrument executed by or on behalf of FVI pursuant to this Agreement, and to perform the transactions contemplated hereby and thereby, has been taken.

3.3 Valid and Binding. This Agreement and each other agreement, document and instrument executed and delivered by FVI pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligations of FVI, each enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

3.4 No Violation. The execution, delivery and performance of this Agreement and each other agreement, document and instrument to be executed and delivered by or on behalf of FVI pursuant to the terms of this Agreement does not and will not (i) violate FVI’s Amended and Restated Agreement of General Partnership, (ii) violate any foreign, federal, state, local or other laws applicable to FVI or require FVI to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect, or (iii) result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement or any other agreement, contract, instrument, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which FVI is a party or by which FVI Units or the property of FVI is bound or affected.

Article IV.
POWER OF ATTORNEY

4.1 Grant of Power of Attorney. SVVC does hereby irrevocably appoint FVI (or its designee) and each of them individually and any successor thereof from time to time (FVI or such designee or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the “Attorney-In-Fact”) as the true and lawful attorney-in-fact and agent of SVVC, to act in the name, place and stead of SVVC to make, execute, acknowledge and deliver all such other contracts, orders, other documents (including without limitation the execution of any other documents relating to the acquisition by FVI of the Assets) to do all things and to take all actions which the Attorney-In-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Agreement, as fully as could SVVC if personally present and acting.

4.2 Power of Attorney Irrevocable. The power of attorney shall be coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of SVVC, by operation of law or by the occurrence of any other event or events. SVVC hereby authorizes the reliance of third parties on the power of attorney provided in this Agreement.

Article V.
MISCELLANEOUS

5.1 Amendment. This Agreement may only be amended by a written agreement duly authorized, executed and delivered by SVVC and FVI.

5.2 Waiver. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

5.3 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

5.4 Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument.

5.5 Governing Law. All matters regarding the issuance of FVI Units and all matters regarding FVI’s legal status shall be governed by the laws of the State of California. All matters regarding SVVC’s legal status shall be governed by the laws of the State of Maryland. All other matters shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California without giving effect to the conflicts of law provisions thereof.

5.6 Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by either party hereto without the prior written consent of the other party hereto and any attempted assignment without such consent shall be void and of no effect.

5.7 Headings. The titles and captions of the articles and sections and of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

5.8 Severability. If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the parties hereto to effect such replacement.

5.9 No Third Party Beneficiaries. Except as explicitly provided herein, nothing in this Agreement shall entitle any person or entity (other than an assignee of a party hereto and its respective successors and assigns permitted hereby) to any claim, cause of action, remedy or right of any kind.

5.10 Survival. It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of the parties hereto set forth in this Agreement shall survive the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as a deed on its behalf as of the date first written above.

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

BY:

NAME AND TITLE:

FIRSTHAND VENTURE INVESTORS

By Firsthand Venture Associates, LLC, a general partner

BY:

NAME AND TITLE:

EXHIBIT A

STATEMENT OF ASSETS AND LIABILITIES
(as of the Effective Time)